BLACKROCK FUNDSSM

BlackRock Energy & Resources Portfolio

(the “Fund”)

Supplement dated October 3, 2019 to the Summary Prospectus and the

Prospectuses of the Fund, each dated January 28, 2019, as supplemented to date

Effective October 4, 2019, the following changes are made to the Fund’s Summary Prospectus and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Energy & Resources Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Energy & Resources Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Alastair Bishop	2016	Managing Director of BlackRock, Inc.

The section of the Investor and Institutional Shares Prospectus and the Class R Shares Prospectus entitled “Details About the Funds — How Each Fund Invests — Energy & Resources — About the Portfolio Management Team of Energy & Resources” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF ENERGY & RESOURCES
Alastair Bishop is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Service Shares Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND
Alastair Bishop is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Investor and Institutional Shares Prospectus and the Class R Shares Prospectus entitled “Management of the Funds — Portfolio Manager Information — Energy & Resources” is deleted in its entirety and replaced with the following:

Energy & Resources

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alastair Bishop	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2010 to 2018.

The section of the Service Shares Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alastair Bishop	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2010 to 2018.

Shareholders should retain this Supplement for future reference.

PR2-GR-1019SUP

2